PGIM ETF TRUST

655 Broad Street

Newark, New Jersey 07102

April 9, 2018

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for PGIM ETF Trust

 Registration numbers 333-222469 and 811-23324

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information contained in the Registrant’s prospectus, dated April 4, 2018 (SEC accession number 0000067590-18-000408) for PGIM Ultra Short Bond ETF, of PGIM ETF Trust. The purpose of the filing is to submit the 497 filing dated April 4, 2018 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary